UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2007

TRUE TEMPER SPORTS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-72343	52-2112620
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8275 Tournament Drive

Suite 200

Memphis, Tennessee 38125
(Address of Principal Executive Offices, including  Zip Code)

Telephone: (901) 746-2000
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information provided in Item 2.03 of this Current Report on Form 8-K is hereby incorporated into this Item 1.01 by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On January 22, 2007, True Temper Sports, Inc. (the “Company”) entered into a $45.0 million second lien credit agreement dated as of January 22, 2007 (the “2007 Second Lien Facility”). On the same date, the Company amended its existing $128.0 million Amended and Restated Credit Agreement dated as of March 27, 2006 (the “2006 First Lien Facility” and, together with the 2007 Second Lien Facility and amendments thereto, the “Credit Facilities”) to conform to the 2007 Second Lien Facility and to make certain modifications to financial covenants included therein.  The effective date of this amendment is December 20, 2006.  The 2006 First Lien Facility matures on March 15, 2011, and the 2007 Second Lien Facility matures on June 15, 2011.

The Company used approximately $25.0 million in proceeds from the 2007 Second Lien Facility to repay existing term loans under the 2006 First Lien Facility.  The remaining proceeds of the 2007 Second Lien Facility will be used to enable the Company to pursue future acquisitions and strategic initiatives intended to provide revenue growth and incremental profitability, and to establish an overall capital structure that is appropriate for the Company’s current business environment and operating plan for 2007.

The Facilities are secured by substantially all of the Company’s assets. Various interest rate alternatives are available, at the Company’s option, under each of the Facilities. The 2006 First Lien Facility requires quarterly principal repayments of approximately $0.3 million, with the balance due at maturity.  The 2007 Second Lien Facility is due at maturity.   The Facilities contain customary provisions for required principal prepayments for specific events and for a portion of annual excess cash flow.  The Facilities also contain customary representations, warranties, covenants, and events of default, breaches of which may be grounds for acceleration of amounts due.

The foregoing summary of the Facilities is not complete and is qualified in its entirety by reference to the complete 2007 Second Lien Facility and amendment to the 2006 First Lien Facility, which are attached as Exhibits 10.1 and 10.2 hereto and are incorporated herein by reference.  In addition, the complete 2006 First Lien Facility, filed as Exhibit 10.8 to True Temper Sports, Inc.’s 2005 report on Form 10-K, as filed with the Securities and Exchange Commission on March 28, 2006, is also included herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit Number	Description of Exhibits
10.1	Second Lien Credit Agreement dated as of January 22, 2007
10.2	First Amendment to Amended and Restated Credit Agreement dated as of March 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

True Temper Sports, Inc.

Date: January 26, 2007	By:	/s/ SCOTT C. HENNESSY
	Name:	Scott C. Hennessy
	Its:	President and Chief Executive Officer

Date: January 26, 2007	By:	/s/ JASON A. JENNE
	Name:	Jason A. Jenne
	Its:	Vice President, Chief Financial Officer
and Treasurer